Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Trident Microsystems, Inc., et al.[1]	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: September 2012

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes

Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	No	Not required per agreement with UST.

Schedule of Professional Fees Paid	MOR-1b	Yes

Copies of bank statements		Yes	Cash balance detail attached per agreement with UST.

Cash disbursements journals		Yes	Summary document only

Statement of Operations	MOR-2	Yes

Balance Sheet	MOR-3	Yes

Status of Postpetition Taxes	MOR-4	No		Yes

Copies of IRS Form 6123 or payment receipt		No		Yes

Copies of tax returns filed during reporting period		No		Yes

Summary of Unpaid Post-petition Debts	MOR-4	Yes

Listing of aged accounts payable	MOR-4	Yes	Summary document only

Accounts Receivable Reconciliation and Aging	MOR-5	Yes	Summary document only

Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Andrew Hinkelman	October 31, 2012
Signature of Authorized Individual*	Date

Andrew Hinkelman	Interim Chief Executive Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
[1]

The Debtors are the following two entities (the last four digits of their respective taxpayer ID numbers, if any, follow in parentheses): Trident Microsystems, Inc. (6584) and Trident Microsystems (Far East) Ltd.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: September 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

The companies cash reporting systems are based on the calendar week. As a result, cash receipts and disbursements for the period ended September 30, 2012 include activity beginning the week of September 3, 2012.

TMI—United States	Actuals 9/3/2012 - 9/30/2012	Budget 9/3/2012 - 9/30/2012	Variance 9/3/2012 - 9/30/2012	Actuals Case to Date
Beginning Cash Balance	$321,745	$591,842	$(270,097)	$977,445
Inflows
Trade Receivable	$—	$—	$—	$720,626
TSA Reimbursements	—	—	—	—
Sale Proceeds	—	—	—	—
Other Inflows	3,086	—	3,086	525,488

Total Inflows	$3,086	$—	$3,086	$1,246,114
Outflows
Payroll	$(76,468)	$(52,336)	$(24,131)	$(12,284,197)
Severance	(55,279)	—	(55,279)	(311,167)
Rent	(50,630)	(15,000)	(35,630)	(1,094,125)
Accounts Payable	—	—	—	(1,546,755)
Professional Fees	(123,802)	(85,690)	(38,112)	(2,143,185)
Other Expenses	(190,883)	(188,584)	(2,299)	(5,189,340)
Interest Pmt & Capital Charge	—	—	—	—

Total Outflows	$(497,062)	$(341,610)	$(155,452)	$(22,568,770)
Restructuring Outflows
Professional and Advisory Fees	$(3,404,459)	$(2,293,142)	$(1,111,316)	$(18,313,305)

Total Restructuring Outflows	$(3,404,459)	$(2,293,142)	$(1,111,316)	$(18,313,305)
IC Transfers / Adjustments	$4,236,670	$4,000,000	$236,670	$39,318,498
Net Change in Cash	338,235	1,365,248	(1,027,013)	(317,464)

Ending Cash Balance—Unrestricted	$659,981	$1,957,090	$(1,297,110)	$659,981

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: September 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

TMFE - Cayman Islands	Actuals 9/3/2012 - 9/30/2012	Budget 9/3/2012 - 9/30/2012	Variance 9/3/2012 - 9/30/2012	Actuals Case to Date
Beginning Cash Balance	$73,397,550	$85,811,630	$(12,414,080)	$14,659,170
Inflows
Trade Receivable	$—	$—	$—	$—
TSA Reimbursements	2,376,170	655,000	1,721,170	10,248,035
Sale Proceeds	—	—	—	85,470,232
Other Inflows	248	—	248	13,831,222

Total Inflows	$2,376,418	$655,000	$1,721,418	$109,549,489
Outflows
Accounts Payable	$(429,437)	$(242,067)	$(187,369)	$(60,264,639)
Other Expenses	(14,470)	—	(14,470)	(196,268)
Interest Pmt & Capital Charge	—	—	—	—

Total Outflows	$(443,907)	$(242,067)	$(201,839)	$(60,460,908)
Restructuring Outflows
Professional and Advisory Fees	$(334,658)	$(148,000)	$(186,658)	$(2,416,099)

Total Restructuring Outflows	$(334,658)	$(148,000)	$(186,658)	$(2,416,099)
IC Transfers / Adjustments[1]	$(4,234,567)	$(4,000,000)	$(234,567)	$9,429,184
Net Change in Cash	(2,636,714)	(3,735,067)	1,098,353	56,101,666

Ending Cash Balance—Unrestricted	$70,760,836	$82,076,563	$(11,315,727)	$70,760,836
Restricted Cash in Escrow	3,031,369	—	3,031,369	3,031,369

Total Ending Cash Balance	$73,792,205	$82,076,563	$(8,284,358)	$73,792,205

PERIOD DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

	TMFE	TMI	TOTAL
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$778,564	$3,901,521	$4,680,085
Less: Transfers To Debtor In Possession Accounts	—	—	—
Plus: Transfers To Non-Debtor Subsidiaries	—	—	—
Plus: Estate Disbursements Made By Outside Sources	—	—	—
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$778,564	$3,901,521	$4,680,085

[1]	Note cumulative amount represents gross transfers out of $4,879,067 offset by transfers into TMFE of $644,500.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: September 2012

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
Alvarez & Marsal	7/1/12 -7/31/12 & Second Interim Fee	$129,223.51	TMI	75702 & 75713	9/20/12 & 9/26/12	$129,141.50	$82.01	$611,671.60	$19,741.67
Bayard, P.A.	7/1/12 - 7/31/12 & Second Interim Fee	76,136.39	TMI	75703 & 75714	9/20/12	74,412.80	1,723.59	657,110.40	14,693.39
Dewey & Leboeuf LLP	Second Interim Fee	21,226.30	TMI	75716	9/26/12	21,226.30	—	453,808.25	9,075.10
DLA Piper	7/1/12 - 7/31/12 & Second Interim Fee	1,040,699.95	TMI	9038	9/27/12	1,016,175.85	24,524.10	5,922,722.98	261,744.23
Epping Hermann	Second Interim Fee	3,086.20	TMI	9044	9/27/12	3,086.20	—	147,624.58	5,213.16
FTI Consulting, Inc.	6/1/12 - 6/30/12	383,197.22	TMI	9032	9/13/12	363,709.00	19,488.22	2,768,382.00	177,068.08
Imperial Capital	6/1/12 - 6/30/12 & Second Interim Fee	248,021.02	TMI	91984 & 75721	9/6/12 - 9/26/12	245,000.00	3,021.02	948,387.10	81,858.23
Kurtzman Carson Consultants	7/1/12 - 7/31/12	109,505.03	TMI	9033	9/13/12	109,505.03	—	350,915.53	287,858.96
Pachulski Stang Ziehl	5/1/12 - 6/30/12 & Second Interim Fee	349,226.42	TMI	71986 & 72002 & 72728	9/6/12 & 9/12/12 & 9/26/12	331,315.60	17,910.82	1,031,578.75	58,421.10
Proskauer Rose	5/14/12 - 7/31/12 & Second Interim Fee	232,953.64	TMI	9028 & 9041 & 75734	9/6/12 & 9/27/12	231,318.90	1,634.74	231,318.90	1,634.74
PricewaterhouseCoopers	First & Second Interim Fees	263,536.90	TMI	9039	9/27/12	263,536.90	—	1,317,684.50	8,988.05
Quinn Emanuel	7/1/12 - 7/31/12 & First & Second Interim Fees	144,124.17	TMI	72004 & 75709 & 75729	912/12 & 9/26/12	143,190.15	934.02	321,394.05	4,908.38
Union Square Advisors	Audio & Demod Sale Fee	403,522.00	TMI	9036	9/6/12	400,000.00	3,522.00	2,500,000.00	69,472.48
Maples and Calder	8/1/12 - 8/31/12	185,371.90	TMFE	6798337	9/14/12	177,079.50	8,292.40	1,511,497.58	83,064.02
Zolfo Cooper	8/1/12 - 8/31/12	149,286	TMFE	685392	9/25/12	139,554	9,732	729,160	34,686

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: September 2012

SCHEDULE OF CASH ACCOUNT BALANCES1

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems, Inc.	Bank of America	xxxxxxx-xxx5067	$—
Trident Microsystems, Inc.	California Bank & Trust MP	xxx-xxx5089	22,805
Trident Microsystems, Inc.	California Bank & Trust Checking	xxx-xxxx8271	638,446
Trident Microsystems, Inc.	California Bank & Trust (payroll)	xxx-xxxx8270	(4,161)
Trident Microsystems, Inc.	E-Trade	xxxx-2507	2,890

Total			$659,981

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-028	$—
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-010	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-036	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-044	6,551,115
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-052	4,854
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-060	524,280
Trident Microsystems (Far East), Ltd.	California Bank & Trust - Checkling AC	xxx-xxxx3970	62,723,193
Trident Microsystems (Far East), Ltd.	California Bank & Trust - Money Plus	xxx-xxx3709	957,395
Trident Microsystems (Far East), Ltd.	Bank of America	xxxxxxx-xxx5059	—
Trident Microsystems (Far East), Ltd.	Wilmington Trust - Sigma Escrow	xxxxx0-000	1,517,843
Trident Microsystems (Far East), Ltd.	Wilmington Trust - Entropic Escrow	xxxxx2-000	1,513,526

Total			$73,792,205

[1]	Schedule reflects book balance at each Debtor as of September 30, 2012.

BANK RECONCILIATIONS

Bank reconciliations have been prepared for each account listed above.

/s/ Andrew Hinkelman	October 31, 2012
Andrew Hinkelman	Date
Interim Chief Executive Officer

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: September 2012

STATEMENT OF OPERATIONS

	TMFE		TMI
	September 2012	Cumulative Filing to Date	September 2012	Cumulative Filing to Date
Gross Revenue
Third Party[1]	$230,556	$2,241,519	$—	$1,561,239
Affiliates	784,932	71,692,811	—	21,863,458

Net Revenues	$1,015,488	$73,934,331	$—	$23,424,697
Cost of Revenues
Third Party through TMHK[1]	$7,155	$46,618,901	$50,464	$2,538,897
Affiliates	3,623,825	64,964,382	—	—

Total Cost of Revenues	$3,630,980	$111,583,283	$50,464	$2,538,897
Gross Profit	$(2,615,492)	$(37,648,952)	$(50,464)	$20,885,800
Research and development expenses[1,2]	$—	$8,578,157	$(21,330)	$9,139,641
Selling, general and administrative expenses[2]	627	409,646	(643,349)	12,662,977
Insider Compensation[3]	—	—	25,000	1,709,080
Restructuring Charges	—	—	74,567	303,810

Total operating expenses	627	8,987,803	(565,112)	23,815,509
Income (loss) from operations	$(2,616,119)	$(46,636,755)	$514,648	$(2,929,709)
Gain (loss) on investment	$—	$(5)	$—	$—
Gain (loss) on acquisition/sale[1]	—	(726,181)	—	1,513,772
Interest and other income (expense), net (see detail)	(60,799)	7,456,889	2	(759,303)

Income (loss) before income taxes	$(2,676,918)	$(39,906,052)	$514,650	$(2,175,240)
Provision for (benefit from) income taxes	—	129		(1,921,752)

Net Income (Loss) Before Reorganization Items	$(2,676,918)	$(39,906,180)	$514,650	$(253,488)
REORGANIZATION ITEMS
Professional Fees	$706,865	$2,406,960	$2,823,142	$17,109,131
U.S. Trustee Quarterly Fees	—	30,000	—	26,000
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—	—	—
Gain (Loss) from Sale of Equipment	—	—	—	—
Other Reorganization Expenses	—	117,558	—	—

Total Reorganization Expenses	$706,865	$2,554,518	$2,823,142	$17,135,131

Net Profit (Loss)	$(3,383,783)	$(42,460,698)	$(2,308,492)	$(17,388,619)

Adjustment for Affiliate Receivable	—	—	—	(8,588,827)
Net Profit / (Loss) after Adjustment[1]	$(3,383,783)	$(42,460,698)	$(2,308,492)	$(25,977,446)

BREAKDOWN OF "OTHER" CATEGORIES
Interest and other income (expense), net
Realized Forex Gain/Loss	$(502)	$122,302	$—	$—
Unrealized Forex Gain/Loss	(48,767)	842,530	—	—
Other Income	(11,677)	6,642,137	—	10,255
Interest Expenses	—	(209,001)	—	—
Loss on Disposal of Assets	—	—	—	(769,567)
Currency Remeasurement Adj.	—	41,490	—	—
Interest Earned	148	17,431	2	9

Total	$(60,799)	$7,456,889	$2	$(759,303)

[1]	Cumulative amounts include the effect of adjusting and post-closing entries made to properly reflect activity in prior months.
[2]	TMI amount reflects reversal of accruals.
[3]	Does not include payments made to insiders on account of trade payables. “Insider” is defined in 11 U.S.C. Section 101(31).

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: September 2012

BALANCE SHEET

	TMFE		TMI
	Book Value at September 2012	Book Value on Petition Date	Book Value at September 2012	Book Value on Petition Date
ASSETS
Current assets
Cash and cash equivalents	$73,792,242	$14,033,731	$660,653	$1,254,662
Accounts receivable, net[1]	120,000	1,000,000	(88,042)	1,314,661
Accounts receivable from related parties	2,030,173	1,996,988	234,787	234,787
Inventory	27,921	11,433,394	—	—
Note receivable from related party[2]	—	20,884,003		—
Prepaid expenses and other current assets (see detail)	2,828,410	6,541,527	1,244,270	1,551,933

Total current assets	$78,798,746	$55,889,643	$2,051,668	$4,356,043
Property and equipment, net	$—	$391,732	$—	$2,327,797
Intangible Assets, net	—	43,913,014	—	—
Affiliates Receivable	17,098,654	43,295,725	74,327,207	95,861,080
Other Non-current Assets (see detail)	56,149,638	73,815,092	197,964,440	198,408,481

Total Assets	$152,047,038	$217,305,206	$274,343,315	$300,953,401

LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	$267,683	$—	$18,574	$—
Taxes Payable	180,554	—	—	—
Wages Payable	—	—	—	—
Notes Payable	—	—	—	—
Rent/Leases – Building/Equipment	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—
Professional Fees	—	—	35,093	—
Affiliates Payable	6,023,047	—	3,125,706	—
Amounts Due to Insiders[3]	1,443,512	—	270,500	—
Other Post-petition Liabilities (see detail)	23,364,169	—	2,824,707	—

TOTAL POST-PETITION LIABILITIES	$31,278,965	$—	$6,274,580	$—
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$—	$—	$—	$—
Priority Debt[4]	156,728	—	23,933,811	24,009,745
Unsecured Debt	130,126,643	184,359,805	7,134,426	13,324,750

TOTAL PRE-PETITION LIABILITIES	$130,283,371	$184,359,805	$31,068,237	$37,334,495

TOTAL LIABILITIES	$161,562,336	$184,359,805	$37,342,817	$37,334,495

OWNER EQUITY
Capital Stock	$1,282	$1,282	$(198,085)	$(197,998)
Additional Paid-In Capital	171,714,557	171,714,557	356,114,870	356,755,746
Retained Earnings – Pre-Petition	(138,770,438)	(138,770,438)	(92,938,842)	(92,938,842)
Retained Earnings – Post-petition[5]	(42,460,699)	—	(25,977,445)	—

NET OWNER EQUITY	(9,515,298)	32,945,401	237,000,498	263,618,906

TOTAL LIABILITIES AND OWNERS EQUITY	$152,047,038	$217,305,206	$274,343,315	$300,953,401

[1]	Credit balance is offset by outstanding receivables in TMHK.
[2]	TMFE balance at petition date was settled as part of the Entropic and Sigma sales.
[3]	“Insider” is defined in 11 U.S.C. Section 101(31).
[4]	TMI balance reflects long-term provision for contingent tax liability which will be written off.
[5]	Retained earnings balance includes the effect of adjusting and post-closing entries made to properly reflect activity in prior months.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: September 2012

BALANCE SHEET

	TMFE		TMI
	Book Value at September 2012	Book Value on Petition Date	Book Value at September 2012	Book Value on Petition Date
BREAKDOWN OF “OTHER” CATEGORIES
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Deferred Tax Asset	$—	$—	$301,133	$301,133
Prepaid Income Taxes	—	—	—	(1,910,771)
Other Prepaid & Receivables	2,757,466	3,673,512	943,136	3,161,571
VAT Receivable	70,944	2,868,014	—	—

Total	$2,828,410	$6,541,527	$1,244,270	$1,551,933
OTHER NON-CURRENT ASSETS
Deferred Taxes Non-Current	$—	$—	$(2,629,465)	$(2,629,465)
Other Deferred Charges	2	2	—	—
Long Term Equity Investments	807,254	807,259	—	—
Investment in Subsidiaries	55,342,382	55,342,382	200,504,592	200,504,592
Other Non-Current Assets	—	17,665,449	89,313	533,355

Total	$56,149,638	$73,815,092	$197,964,440	$198,408,481
OTHER POSTPETITION LIABILITIES
Accrued Employee Expense	$—	$—	$189,557	$—
Receipts Accrual	13,961	—	—	—
Accrued Professional Fees	—	—	2,259,426	—
Accrued Restructuring	—	—	304,568	—
Deferred Rent	—	—	—	—
Customer Prepaid	2,916,667	—	—	—
Accrued NRE	16,550	—	—	—
Accrued Royalties	(406,998)	—	—	—
Other Accrued Expenses	216,463	—	—	—
Other Liabilities	4,472	—	71,157	—
Sigma Payable	5,936,389	—	—	—
Entropic Payable	—	—	—	—
Deferred Margin[1]	14,666,667	—	—	—

Total	$23,364,169	$—	$2,824,707	$—

[1]	TMFE deferred margin will be written off in a subsequent reporting period.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: September 2012

STATUS OF POSTPETITION TAXES

I hereby certify that: (1) all state and federal postpetition taxes and estimates due and owing for the period of September 2012 for Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. have been paid, (2) all state and federal tax returns for the period of September 2012 have been duly completed and submitted on behalf of Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. or (3) to the extent that any payments have not been made or tax returns have not been submitted an extension has been obtained from the appropriate state or federal agency.

/s/ Andrew Hinkelman	October 31, 2012
Andrew Hinkelman	Date
Interim Chief Executive Officer

SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
Trident Microsystems, Inc. (TMI)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$9,075	$9,500	$—	$—	$—	$18,575
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	35,093	—	—	—	—	35,093
Affiliates Payable	—	(1,086,842)	540,844	942,818	2,728,886	3,125,706
Amounts Due to Insiders*	—	—	—	—	270,500	270,500
Other Accrued Payable	2,824,707	—	—	—	—	2,824,707

Total Postpetition Debts	$2,868,874	$(1,077,342)	$540,844	$942,818	$2,999,386	$6,274,581

	Number of Days Past Due
Trident Microsystems (Far East), Ltd.	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$111,676	$122,520	$92,437	$41,230	$(100,181)	$267,683
Wages Payable	—	—	—	—	—	—
Taxes Payable	8,064	38,216	13,867	120,406	—	180,554
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Affiliates Payable	(3,091,175)	(10,020,021)	(350,126)	370,043	19,114,325	6,023,047
Amounts Due to Insiders*	—	(58,702)	39,784	76,387	1,386,043	1,443,512
Other Accrued Payable	23,629,751	(592,778)	97,222	(670,617)	900,591	23,364,169

Total Postpetition Debts	$20,658,317	$(10,510,764)	$(106,815)	$(62,550)	$21,300,777	$31,278,965

Explain how and when the Debtor intends to pay any past-due postpetition debts:

Debts will be paid in accordance with the court-approved cash management order.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: September 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	TMI	TMFE
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$149,986	$2,162,040
+ Amounts billed during the period	—	230,556
- Amounts collected during the period	3,241	242,423

Total Accounts Receivable at the end of the reporting period	$146,745	$2,150,173

Accounts Receivable Aging
0 - 30 days old	$—	$2,030,173
31 - 60 days old	—	—
61 - 90 days old	—	120,000
91+ days old	146,745	—

Total Accounts Receivable	$146,745	$2,150,173
Amount considered uncollectible (Bad Debt)	—	—

Accounts Receivable (Net)	$146,745	$2,150,173

DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X